Exhibit 10.1

      Contract to Buy and Sell Real Estate for sale of 7860 E. Berry Place.



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The printed portions of this form have been approved by the Colorado Real Estate
Commission (CBS 2-9-95)

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.

                                   COMMERCIAL
                      CONTRACT TO BUY AND SELL REAL ESTATE

                                                             MARCH 20      ,1996
         1. PARTIES AND PROPERTY. WESTMINSTER ASSOCIATES LTD., A COLORADO PARTNERSHIP, buyer(s), [Buyer] [text marked out] agrees to buy, and the undersigned seller(s) [Seller], agrees to sell, on the terms and conditions set forth in this contract, the following described real estate in the County of ARAPAHOE , Colorado, to wit:

Leagl to be inserted at a later date.

known as No. 7860 EAST BERRY PLACE   GREENWOOD VILLAGE       CO         80111
             -------------------------------------------------------------------
               Street Address              City            State         Zip
together with all interest of Seller in vacated streets and alleys adjacent thereto, all easements and other appurtenances thereto, all improvements thereon and all attached fixtures thereon, except as herein excluded (collectively the Property).
         2. INCLUSIONS/EXCLUSIONS. The purchase price includes the following items (a) if attached to the Property on the date of this contract: lighting, heating, plumbing, ventilating, and air conditioning fixtures [text marked out] water softeners, smoke/fire[text marked out], security devices, inside telephone wiring and connecting blocks/jacks, plants, mirrors, floor coverings, intercom systems, built-in kitchen appliances, sprinkler systems and controls; (b) if on the Property whether attached or not on the date of this contract: storm windows, storm doors, window and porch shades, awnings, blinds, screens, curtain rods, drapery rods, all keys and (c)
                                      None


The above-described included items (Inclusions) are to be conveyed to Buyer by Seller by bill of sale at the closing, free and clear of all taxes, liens and encumbrances, except as provided in Section 12. The following attached fixtures are excluded from this sale:

                                      None

         3. PURCHASE PRICE AND TERMS.  The purchase price shall be $550,000.00 ,
payable in U.S. dollars by Buyer as follows:                        -----------

(Complete the applicable terms below)

         (A)  EARNEST MONEY
$ 5,000.00 in the form of A CHECK WITHIN FIVE DAYS OF MUTUAL EXECUTION OF THIS CONTRACT as earnest money deposit and part payment of the purchase price, payable to and held by STEWART TITLE GUARANTY , [text marked out] in its trust account on behalf of both Seller and Buyer. Broker is authorized to deliver the earnest money deposit to the closing agent, if any, at or before closing.
         The balance of $545,000.00         (purchase price less earnest money)
 shall be paid as follows: [text marked out]
         (C) NEW LOAN.
$545,000.00 by Buyer obtaining a new loan the terms of which shall be determined.
[text marked out]


NO. CBS2-9-95.  COMMERCIAL CONTRACT TO BUY AND SELL REAL ESTATE  PAGE 1 OF 4
 [INITIALS]
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Bradford Publishing, 1743 Wazee St., Denver, CO 80202 -- (303)292-2500--1-95


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[text marked out]

         4.  FINANCING CONDITIONS AND OBLIGATIONS
         (A) LOAN APPLICATION(S). If Buyer is to pay all or part of the purchase price as set forth in Section 3 by obtaining a new loan or if an existing loan is not to be released at closing, Buyer, if required by such lender, shall make written application within 35 calendar days from acceptance of this contract. Buyer shall cooperate with Seller and lender to obtain loan approval, diligently and timely pursue same in good faith, execute all documents and furnish all information and documents required by the lender, and, subject to Section 3, timely pay the costs of obtaining such loan or lender consent.

         (B) LOAN APPROVAL. If Buyer is to pay all or part of the purchase price by obtaining a new loan as Specified in Section 3, this contract is conditional upon lender's approval of the new loan on or before 60 DAYS AFTER MUTUAL EXECUTION. If not so approved by said date, this contract shall terminate. [text marked out]

         5. APPRAISAL PROVISION. (Check only one box) This Section 5 [X]shall [ ]shall not apply.
         If this Section 5 applies, as indicated above, Buyer shall have the sole option and election to terminate this contract if the purchase price exceeds the Property's valuation determined by an appraiser engaged by BUYER . The contract shall terminate by the Buyer causing the Seller to receive written notice of termination and a copy of such appraisal or written notice from lender which confirms the Property's valuation is less than the purchase price, on or before 60 DAYS AFTER MUTUAL EXECUTION [Appraisal Deadline]. If Seller does not receive such written notice of termination on or before the appraisal deadline, Buyer waives any right to terminate under this section.

         6. COST OF APPRAISAL. Cost of any appraisal to be obtained after the date of this contract shall be timely paid by BUYER .
         7. NOT ASSIGNABLE. This contract shall not be assignable by Buyer without Seller's prior written consent. Except as so restricted, this contract shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties.
         8. EVIDENCE OF TITLE. Seller shall furnish to Buyer, at Seller's expense, either a current commitment for owner's title insurance policy in an amount equal to the purchase price or at Seller's choice, an abstract of title certified to a current date, on or before 10 DAYS AFTER MUTUAL EXECUTION OF CONTRACT (Title Deadline). If a title insurance commitment is furnished, Buyer may require of Seller that copies of instruments (or abstracts of instruments) listed in the schedule of exceptions (Exceptions) in the title insurance commitment also be furnished to Buyer at Seller's expense. This requirement shall pertain only to instruments shown of record in the office of the clerk and recorder of the designated county or counties. The title insurance commitment, together with any copies or abstracts of instruments furnished pursuant to this
Section 8, constitute the title documents (Title Documents). Buyer, or Buyer's designee, must request Seller, in writing, to furnish copies or abstracts of instruments listed in the schedule of exceptions no later than 14 calendar days after the Title Deadline. If Seller furnishes a title insurance commitment, Seller will pay the premium at closing and have the title insurance policy delivered to Buyer as soon as practicable after closing. 9. TITLE. (A)TITLE REVIEW. Buyer shall have the right to inspect the Title Documents or abstract. Written notice by Buyer of unmerchantability of title or of any other unsatisfactory title condition shown by the Title Documents or abstract shall be signed by or on behalf of Buyer and given to Seller on or before 14 calendar days after Title Deadline, or within five (5) calendar days after receipt by Buyer of any Title Document(s) or endorsement(s) adding new Exception(s) to the title commitment together with a copy of the Title Document adding new Exception(s) to title If Seller does not receive Buyer's notice by the date(s) specified above, Buyer accepts the condition of title as disclosed by the Title Documents as satisfactory. (B) MATTERS NOT SHOWN BY THE PUBLIC RECORDS. Seller shall deliver to Buyer, on or before the Title Deadline set forth in Section 8, true copies of all lease(s) and survey(s) in Seller's possession pertaining to the Property and shall disclose to Buyer all easements, liens or other title matters not shown by the public records of which Seller has actual knowledge. Buyer shall have the right to inspect the Property to determine if any third party(s) has any right in the Property not shown by the public records (such as an unrecorded easement, unrecorded lease, or boundary line discrepancy). Written notice of any unsatisfactory condition(s) disclosed by Seller or revealed by such inspection shall be signed by or on behalf of Buyer and given to Seller on or before 60 DAYS AFTER MUTUAL EXECUTION. If Seller does not receive Buyer's notice by said date, Buyer accepts title subject to such rights, if any, of third parties of which Buyer has actual knowledge. (C) SPECIAL TAXING DISTRICTS. SPECIAL TAXING DISTRICTS MAY BE SUBJECT TO GENERAL OBLIGATION INDEBTEDNESS THAT IS PAID BY REVENUES PRODUCED FROM ANNUAL TAX LEVIES ON THE TAXABLE PROPERTY WITHIN SUCH DISTRICTS. PROPERTY OWNERS IN SUCH DISTRICTS MAY BE PLACED AT RISK FOR INCREASED MILL LEVIES AND EXCESSIVE TAX BURDENS TO SUPPORT THE SERVICING OF SUCH DEBT WHERE CIRCUMSTANCES ARISE RESULTING IN THE INABILITY OF SUCH A DISTRICT TO DISCHARGE SUCH INDEBTEDNESS WITHOUT SUCH AN INCREASE IN MILL LEVIES. BUYER SHOULD INVESTIGATE THE DEBT FINANCING REQUIREMENTS OF THE AUTHORIZED GENERAL OBLIGATION INDEBTEDNESS OF SUCH DISTRICTS, EXISTING MILL LEVIES OF SUCH DISTRICT SERVICING SUCH INDEBTEDNESS, AND THE POTENTIAL FOR AN INCREASE IN SUCH MILL LEVIES.

NO. CBS2-9-95.             PAGE 2 OF 4   [INITIALS]
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         In the event the Property is located within a special  taxing  district and Buyer desires to terminate this contract as a result, if written notice is given to Seller on or before the date set forth in subsection 9(b), this contract shall then terminate. If Seller does not receive Buyer's notice by the date specified above, Buyer accepts the effect of the Property's inclusion in such special taxing district(s) and waives the right to so terminate.
         (D) RIGHT TO CURE. If Seller receives notice of unmerchantability of title or any other unsatisfactory title condition(s) as provided in subsection
(a)  or  (b)  above,   Seller  shall  use  reasonable  effort  to  correct  said
unsatisfactory title condition(s) prior to the date of closing. If Seller fails to correct said unsatisfactory title condition(s) on or before the date of closing, this contract shall then terminate; provided, however, Buyer may, by written notice received by Seller, on or before closing, waive objection to said unsatisfactory title condition(s).
         10. INSPECTION. Buyer or any designee, shall have the right to have inspection(s) of the physical condition of the Property and Inclusions, at Buyer's expense. If written notice of any unsatisfactory condition, signed by or on behalf of Buyer, is not received by Seller on or before ** , 19 (Objection Deadline), the physical condition of the Property and Inclusions shall be deemed to be satisfactory to Buyer. If such notice is received by Seller as set forth above, and if Buyer and Seller have not agreed, in writing, to a settlement thereof on or before ** , 19 (Resolution Deadline), this contract shall terminate three calendar days following the Resolution Deadline; unless, within the three calendar days, Seller receives written notice from Buyer waiving objection to any unsatisfactory condition. Buyer is responsible for and shall pay for any damage which occurs to the Property and Inclusions as a result of such inspection.
         11. DATE OF CLOSING. The date of closing shall be *** , 19 [MARKING] , or by mutual agreement at an earlier date. The hour and place of closing shall be designated by MUTUAL AGREEMENT OF THE PARTIES .
         12. TRANSFER OF TITLE. Subject to tender or payment at closing as required herein and compliance by Buyer with the other terms and provisions hereof, Seller shall execute and deliver a good and sufficient GENERAL WARRANTY deed to Buyer, on closing, conveying the Property free and clear of all taxes except the general taxes for the year of closing, and except ALL LIENS AND ENCUMBRANCES OF RECORD . Title shall be conveyed free and clear of all liens for special improvements installed as of the date of Buyer's signature hereon, whether assessed or not; except (i) distribution utility easements (including cable TV), (ii) those matters reflected by the Title Documents accepted by Buyer in accordance with subsection 9(a), (iii) those rights, if any, of third parties in the Property not shown by the public records in accordance with subsection 9(b), (iv) inclusion of the Property within any special taxing district, and (v) subject to building and zoning regulations.
         13. PAYMENT OF ENCUMBRANCES. Any encumbrance required to be paid shall be paid at or before closing from the proceeds of this transaction or from any other source.
         14. CLOSING COSTS, DOCUMENTS AND SERVICES. Buyer and Seller shall pay, in Good Funds, their respective closing costs and all other items required to be paid at closing, except as otherwise provided herein. Buyer and Seller shall sign and complete all customary or required documents at or before closing. Fees for real estate closing services shall not exceed $200.00 and shall be paid at closing by THE PARTIES EQUALLY . The local transfer tax of N/A % of the purchase price shall be paid at closing by . Any sales and use tax that may accrue because of this transaction shall be paid when due by SELLER .
         15. PRORATIONS. General taxes for the year of closing, based on the taxes for the calendar year immediately preceding closing, rents, water and sewer charges, owner's association dues, and interest on continuing loan(s), if any, and ANY OTHER TAXES/CHARGES OF RECORD shall be prorated to date of closing.
         16. POSSESSION. Possession of the Property shall be delivered to Buyer as follows: on day of closing and delivery of Deed., subject to the following lease(s) or tenancy(s): Those disclosed in writing by the Seller upon execution of this Contract.

If Seller, after closing, fails to deliver possession on the date herein specified, Seller shall be subject to eviction and shall be additionally liable to Buyer for payment of $ 200.00 per day from the date of agreed possession until possession is delivered.
         17. CONDITION OF AND DAMAGE TO PROPERTY. Except as otherwise provided in this contract, the Property and Inclusions shall be delivered in the condition existing as of the date of this contract, ordinary wear and tear excepted. In the event the Property shall be damaged by fire or other casualty prior to the time of closing, in an amount of not more than ten percent of the total purchase price, Seller shall be obligated to repair the same before the date of closing. In the event such damage is not repaired within said time or if the damages exceed such sum, this contract may be terminated at the option of Buyer. Should Buyer elect to carry out this contract despite such damage, Buyer shall be entitled to credit for all the insurance proceeds resulting from such damage to the Property and Inclusions not exceeding, however, the total purchase price. Should any Inclusion(s) or service(s) fail or be damaged between the date of this contract and the date of closing or the date of possession , whichever shall be earlier, then Seller shall be liable for the repair or replacement of such Inclusion(s) or service(s) with a unit of similar size, age and quality, or an equivalent credit, less any insurance proceeds received by Buyer covering such repair or replacement.
         18. TIME OF ESSENCE/REMEDIES. Time is of the essence hereof. If any note or check received as earnest money hereunder or any other payment due hereunder is not paid, honored or tendered when due, of if any other obligation hereunder is not performed or waived as herein provided, there shall be the following remedies:
         (A)      IF BUYER IS IN DEFAULT:
                  (CHECK ONE BOX ONLY.)
[ ]      (1)      SPECIFIC PERFORMANCE
                  Seller may elect to treat this contract as cancelled, in which case all payments and things of value received hereunder shall be forfeited and retained on behalf of Seller, and Seller may recover such damages as may be proper, or Seller may elect to treat this contract as being in full force and effect and Seller shall have the right to specific performance or damages, or both.

[ ]      (2)      LIQUIDATED DAMAGES
                  All payments and things of value received  hereunder  shall be forfeited by Buyer and retained on behalf of Seller and both parties


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                  shall  thereafter be released from all obligations  hereunder.
                  It is agreed that such payments and things of value are LIQUIDATED DAMAGES and (except as provided in subsection (c)) are SELLER'S SOLE AND ONLY REMEDY for Buyer's failure to perform the obligations of this contract. Seller expressly waives the remedies of specific performance and additional damages.
         (B)      IF SELLER IS IN DEFAULT:
                  Buyer may elect to treat this contract as cancelled, in which case all payments and things of value received hereunder shall be returned and Buyer may recover such damages as may be proper, or Buyer may elect to treat this contract as being in full force and effect and Buyer shall have the right to specific performance or damages, or both.
         (C)      COSTS AND EXPENSES.
                  Anything to the contrary herein notwithstanding, in the event of any arbitration or litigation arising out of this contract, the arbitrator or court shall award to the prevailing party all reasonable costs and expenses, including attorney fees.
         19. EARNEST MONEY DISPUTE. Notwithstanding any termination of this contract, Buyer and Seller agree that, in the event of any controversy regarding the earnest money and things of value held by broker or closing agent, unless mutual written instructions are received by the holder of the earnest money and things of value, broker or closing agent shall not be required to take any action but may await any proceeding, or at broker's or closing agent's option and sole discretion, may interplead all parties and deposit any moneys or things of value into a court of competent jurisdiction and shall recover court costs and reasonable attorney fees.
         20. ALTERNATIVE DISPUTE RESOLUTION: MEDIATION. If a dispute arises relating to this contract, and is not resolved, the parties and broker(s) involved in such dispute (Disputants) shall first proceed in good faith to submit the matter to mediation. The Disputants will jointly appoint an acceptable mediator and will share equally in the cost of such mediation. In the event the entire dispute is not resolved within thirty (30) calendar days from the date written notice requesting mediation is sent by one Disputant to the other(s), the mediation, unless otherwise agreed, shall terminate. This section shall not alter any date in this contract unless otherwise agreed.
                           ** 60 days after mutual execution
NO. CBS2-9-95.   PAGE 3 OF 4   [INITIALS]    *** 75 days after mutual execution
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         21. ADDITIONAL PROVISIONS: (THE LANGUAGE OF THESE ADDITIONAL PROVISIONS
HAS NOT BEEN APPROVED BY THE COLORADO REAL ESTATE COMMISSION.)

         1. Pursuant to paragraph 10, "Inspection," above, the parties intend for the Buyer to have an absolute "free look" through 5:00 pm sixty days after mutual execution.

         2. This Contract is contingent upon Buyer receiving approval for a loan with Terms acceptable to Buyer on or before sixty (60) days after mutual execution pursuant to paragraph 4b herein.

         3. Seller shall be responsible to pay Axis Commercial Realty, Inc. a fee equal to 6% of the total purchase price for this transaction. Said fee shall be paid to Axis Commercial Realty, Inc. at time of closing.

         4. In the event a Phase I environmental study is needed for the property, Seller and Buyer agree to split these costs equally.

         5. Pursuant to paragraph 3a "Earnest Money," an additional $5,000.00 shall be deposited with Axis Commercial Realty, Inc. at time contingencies are removed.

         22. RECOMMENDATION OF LEGAL COUNSEL. By signing this document, Buyer and Seller acknowledge that the Selling Company or the Listing Company has advised that this document has important legal consequences and has recommended the examination of title and consultation with legal and tax or other counsel before signing this contract.
         23. TERMINATION. In the event this contract is terminated, all payments and things of value received hereunder shall be returned and the parties shall be relieved of all obligations hereunder, subject to Section 19.
         24. SELLING COMPANY BROKER RELATIONSHIP. The selling broker, AXIS COMMERCIAL REALTY, INC. , and its salespersons have been engaged as TRANSACTION BROKER . Selling Company has previously disclosed in writing to the buyer that different relationships are available which include buyer agency, seller agency, subagency, or transaction-broker.
         25. NOTICE TO BUYER. Any notice to Buyer shall be effective when received by Buyer, or, if this box is checked [ ] when received by Selling Company.
         26. NOTICE TO SELLER. Any notice to Seller shall be effective when received by Seller or Listing Company.
         27. MODIFICATION OF THIS CONTRACT. No subsequent modification of any of the terms of this contract shall be valid, binding upon the parties, or enforceable unless made in writing and signed by the parties.
         28. ENTIRE AGREEMENT. This contract constitutes the entire contract between the parties relating to the subject hereof, and any prior agreements pertaining thereto, whether oral or written, have been merged and integrated into this contract.
         29. NOTICE OF ACCEPTANCE: COUNTERPARTS. This proposal shall expire unless accepted in writing, by Buyer and Seller, as evidenced by their signatures below, and the offering party receives notice of such acceptance on or before FEBRUARY , 19 96 (Acceptance Deadline). If accepted, this document shall become a contract between Seller and Buyer. A copy of this document may be executed by each party, separately, and when each party has executed a copy thereof, such copies taken together shall be deemed to be a full and complete contract between the parties.

/s/Patrick Hill
-------------------------------         ----------------------------------
Buyer                                   Buyer

Date of Buyer's signature April 8, 1996 Date of Buyer's signature _____, 19____

Buyer's Address_________________________________________________________________

/s/Capital Reserve Corporation
   By Ralph W. Newton
--------------------------------        -----------------------------------
Seller Capital Reserve Corporation      Seller


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Date of Seller's signature 4/10/96,19__ Date of Seller's signature ____, 19____

Seller's Address_______________________________________________________________
================================================================================
The undersigned Broker(s) acknowledges receipt of the earnest money deposit specified in Section 3, and Selling Company confirms its Broker Relationship as set forth in Section 24.

Selling Company _______N/A______________________________________________________
                                Name and Address

By:__________________________               __________________, 19____________
         Signature                                       Date

Listing
Company: AXIS COMMERCIAL REALTY, INC. 1660 S. ALBION ST., #806 DENVER, CO 80222
         ----------------------------------------------------------------------

By:____________________________________      __________________, 19____________
         Signature                                        Date

 NOTE CLOSING INSTRUCTIONS SHOULD BE SIGNED AT THE TIME THIS CONTRACT IS SIGNED

NO. CBS2-9-95.       PAGE 4 OF 4




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